EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, CHEN WEIDONG, CERTIFY THAT:

   1.I  have  reviewed  this  quarterly  report  on Form 10-Q of North American Gaming and Entertainment Corporation;

   2.Based on my knowledge, this quarterly report  does  not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which  such statements were made, not misleading with respect to the period covered by this  quarterly report;

   3.Based  on  my  knowledge,  the  financial  statements, and other financial information included in this quarterly report, fairly  present  in all material respects the financial condition, results of operations and cash  flows  of the registrant as of, and for, the periods presented in this quarterly report.

   4.The  small  business  issuer's  other  certifying  officer(s)  and  I  are responsible for establishing and maintaining disclosure controls and procedures (as  defined  in  Exchange  Act  Rules  and maintaining disclosure controls and procedures  (as  defined  in Exchange Act Rules  13a-15(e)  and  15d-15(e)  and internal control over financial  reporting  (as  defined  in Exchange Act Rules 13a-15(f) and 15d-15(f) for the small business issuer and have:

   (a)Designed  such  disclosure  controls  and  procedures, or  caused  such disclosure  controls and procedures to be designed under  our  supervision,  to ensure  that material  information  relating  to  the  small  business  issuer, including  its  consolidated subsidiaries, is made known to us by others within those entities, particularly  during  the  period in which this report is being prepared;

   (b)Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to  provide  reasonable  assurance  regarding  the   reliability  of  financial

reporting and the preparation of financial statements  for external purposes in accordance with generally accepted accounting principles;

   (c)Evaluated the effectiveness of the small business  issuer's  disclosure controls and procedures and presented in this report our conclusions about  the effectiveness  of  the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

   (d)Disclosed in  this  report  any  change  in the small business issuer's internal  control  over  financial  reporting that occurred  during  the  small business issuer's most recent fiscal  quarter  that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

   5.The  small  business  issuer's  other certifying  officer(s)  and  I  have disclosed,  based  on  our  most recent evaluation  of  internal  control  over financial reporting, to the small  business  issuer's  auditors  and  the audit committee  of  the  small  business  issuer's  board  of  directors (or persons performing the equivalent functions):

  (a)All significant deficiencies and material weaknesses  in  the design or operation  of  internal  control  over financial reporting which are reasonably likely  to  adversely affect the small  business  issuers  ability  to  record, process, summarize and report financial information; and

  (b)Any fraud,  whether  or not material, that involves management or other employees who have a significant  role  in the small business issuer's internal control over financial reporting.

Name & Title         Date

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/s/ Chen Weidong     May 15, 2010

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Chief Executive Officer

(Principal Executive Officer),

President, and Director